UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 24, 2008

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  2008 Performance Share Program

Effective January 24, 2008, the Executive Compensation Committee of the Board of Directors (the “Committee”) of Adobe Systems Incorporated (the “Company”) adopted the Form of Performance Share Program (the “Program”) under the terms of the Company’s 2003 Equity Incentive Plan.  The Committee established the Program to help focus key employees on achieving specific performance goals, reinforce a team orientation, provide significant award potential for achieving outstanding performance, and enhance the ability of the Company to attract and retain highly talented and competent individuals.  All members of the Company’s executive management team and other key members of senior management have been selected by the Committee to participate in the Program.   The Committee granted awards for the selected participants under the Program on January 24, 2008 in the form of a “Maximum Award” (as defined below) of “Performance Shares” pursuant to the terms of the Company’s 2003 Equity Incentive Plan.

The Program requires that the Company achieve established performance goals as an initial threshold in order to earn any Performance Shares under the Program; if the initial threshold is met, the Program then provides for the calculation of the Performance Shares actually earned.

For 2008, the initial threshold and performance goals are set, including metrics that determine the actual number of Performance Shares earned, in the 2008 Award Calculation Methodology adopted as part of the Program.  The Award Calculation Methodology requires that the Company achieve at least 90% of the GAAP revenue target approved by the Board of Directors under the annual operating plan as a minimum performance threshold before participants may earn any Performance Shares under the Program.  If the initial threshold is not achieved, all participants forfeit their entire award.  If this initial threshold is achieved, the actual number of Performance Shares earned by each participant is equal to 200% of his or her target incentive amount (the “Maximum Award”), subject to reduction based on the level of achievement of two non-GAAP metrics — non-GAAP operating profit (adjusted to reflect shippable backlog) and non-GAAP revenue growth  (including shippable backlog).  The actual number of Performance Shares earned will correlate to the Company’s 2008 fiscal year-end achievement for each metric. The Maximum Award will be reduced to zero if the Company does not achieve at least 90% of its budgeted operating profit and 95% of its budgeted revenue for fiscal year 2008.

Performance Shares will be earned (if at all) upon certification by the Committee of actual performance achievement following the Company’s 2008 fiscal year-end, subject to specified change of control exceptions.  In addition, as a condition to earning any part of the Maximum Award, a participant must be employed by the Company through the first anniversary of the grant date to be eligible.

Earned Performance Shares will vest 25% on the certification date of the achievement of the applicable metrics by the Committee, or the first anniversary of the grant date, whichever is later.  Thereafter, the earned Performance Shares are subject to time-based vesting and will vest as to 25% of the total number of earned Performance Shares each year on the second, third and fourth anniversaries of the grant date, contingent upon the participant’s continued service to the Company.

The target awards and Maximum Awards for the Performance Shares granted to the Company’s principal executive officer, principal financial officer and other named executive officers on January 24, 2008 are as follows:

Officer	Title	Target Award	Maximum Award
Shantanu Narayen	President and Chief Executive Officer	43,000	86,000
Mark Garrett	Executive Vice President and Chief Financial Officer	19,500	39,000
Matthew Thompson	Senior Vice President, Worldwide Field Operations	15,000	30,000
Karen Cottle	Senior Vice President, General Counsel and Secretary	15,000	30,000

A participant may receive less than his or her target award, and in no event may an actual payout exceed the Maximum Award.

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete and is qualified in its entirety by reference to the Program used in connection with the 2003 Equity Incentive Plan. A copy of the Form of Performance Share Program is attached to this Current Report on Form 8-K as Exhibit 10.1, the Form of Award Grant Notice and Performance Share Award Agreement for use in connection with grants under this Program are attached hereto as Exhibit 10.2, and the 2008 Award Calculation Methodology is attached hereto as Exhibit 10.3.

2008 Executive Officer Annual Incentive Plan

On January 24, 2008, the Committee approved the terms of the 2008 Executive Officer Annual Incentive Plan (the “Plan”), which is applicable to executive officers of the Company.  Pursuant to the Plan, each participant is eligible to receive an incentive bonus calculated as a percentage of the executive’s base salary.

The Plan requires that the Company achieve at least 90% of the GAAP revenue target approved by the Board of Directors under the annual operating plan as a minimum performance threshold before participants may earn any incentive bonus under the Plan.  If the initial threshold is not achieved, all participants forfeit their entire award.  If this initial threshold is achieved, each participant is eligible to earn a maximum bonus (the “Maximum Bonus”) equal to 200% of such participant’s annual bonus target, up to a maximum of $5 million, subject to reduction as described below.  The actual bonus earned by each participant is calculated as a percentage of a Board of Directors-approved target bonus, up to the Maximum Bonus.

For fiscal year 2008, the target bonus and Maximum Bonus expressed as a percentage of annual base salary for the Company’s principal executive officer, principal financial officer and other named executive officers are as follows:

Officer	Title	Target Bonus	Maximum Bonus
Shantanu Narayen	President and Chief Executive Officer	125%	250%
Mark Garrett	Executive Vice President and Chief Financial Officer	85%	170%
Matthew Thompson	Senior Vice President, Worldwide Field Operations	85%	170%
Karen Cottle	Senior Vice President, General Counsel and Secretary	60%	120%

The Maximum Bonus for each participant is subject to reduction based on the Company’s achievement, as determined under a matrix, of established non-GAAP revenue growth (including shippable backlog) and non-GAAP operating profit (adjusted to reflect shippable backlog).  We call the results of these two metrics, expressed as a percentage, the “Corporate Result.”  The Maximum Bonus is reduced to zero if the Company does not achieve at least 90% of the operating profit target and at least 95% of the revenue target.  If these minimum levels are achieved, the Corporate Result percentage is 27%. The maximum Corporate Result percentage is 200%.

The Maximum Bonus is also subject to reduction based on each individual’s achievement of specified corporate and individual strategic objectives.  We call the results of these individual metrics, expressed as a percentage, the “Individual Achievement.”  The Individual Achievement percentage may not exceed 100%.

The Corporate Result and Individual Achievement are used in the calculation of the actual bonus payable under the Plan if the Corporate Result determined pursuant to the matrix is less than or equal to 100%, as follows:

Participant Target Bonus	x	Corporate Result	x	Individual Achievement

If the Corporate Result exceeds 100%, the Committee, in consultation with our Chief Executive Officer, determines an alternate percentage, referred to as the “Unit Multiplier,” which replaces the Corporate Result in calculating the actual bonus payable under the Plan.  The maximum Unit Multiplier is 200% and the minimum Unit Multiplier is 100%.  The Committee, in consultation with the Chief Executive Officer, will determine the Unit Multiplier for each business and functional unit of the Company based on that unit’s contributions to the Company’s results during fiscal year 2008 and the aggregate target incentive bonuses payable under the Plan for that year. The resulting percentage is the Unit Multiplier specific to that particular business or functional unit of the Company.  The actual bonus payable under the Plan is then calculated, as follows:

Participant Target Bonus	x	Unit Multiplier	x	Individual Achievement

The description of the Plan contained herein is a summary of the material terms of the Plan, does not purport to be complete, and is qualified in its entirety by reference to the Plan summary. A copy of the Plan summary is attached to this Current Report on Form 8-K as Exhibit 10.4.

Executive Severance Plan in the Event of a Change of Control

On January 24, 2008, the Committee approved the following amendments to the Company’s Executive Severance Plan in the Event of a Change of Control (the “Severance Plan”) to: (i) allow for the full vesting of Performance Shares upon the involuntary termination of employment after a qualifying change of control for Performance Shares granted on or after January 24, 2008; (ii) comply with the new requirements of Internal Revenue Code Section 409A, including the delayed payment of benefits to any key employees of the Company as determined pursuant to Section 409A; (iii) provide for the greatest after-tax benefit for a participant if an amount payable under the Severance Plan constitutes a parachute payment; (iv) require a release of claims by a participant before any payments are made under the Severance Plan; and (v) include certain other related clarifying amendments.

The description of the amendments to the Severance Plan contained herein is qualified in its entirety by reference to the Severance Plan. A copy of the amended and restated Severance Plan is attached to this Current Report on Form 8-K as Exhibit 10.5.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Form of Performance Share Program pursuant to the 2003 Equity Incentive Plan
10.2	Form of Award Grant Notice and Performance Share Award Agreement used in connection with grants under the 2008 Performance Share Program pursuant to the 2003 Equity Incentive Plan

10.3	2008 Award Calculation Methodology Exhibit A to the 2008 Performance Share Program pursuant to the 2003 Equity Incentive Plan
10.4	2008 Executive Officer Annual Incentive Plan
10.5	Executive Severance Plan in the Event of a Change of Control

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 30, 2008	By:	/s/ KAREN O. COTTLE
Karen O. Cottle
Senior Vice President, General Counsel and Secretary

EXHIBIT LIST

Exhibit Number	Exhibit Description
10.1	Form of Performance Share Program pursuant to the 2003 Equity Incentive Plan
10.2	Form of Award Grant Notice and Performance Share Award Agreement used in connection with grants under the 2008 Performance Share Program pursuant to the 2003 Equity Incentive Plan
10.3	2008 Award Calculation Methodology Exhibit A to the 2008 Performance Share Program pursuant to the 2003 Equity Incentive Plan
10.4	2008 Executive Officer Annual Incentive Plan
10.5	Executive Severance Plan in the Event of a Change of Control